EXHIBIT  32.1

   CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   I, Lucien Lallouz, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Taylor Madison Corp. on Form 10-QSB for the fiscal quarter ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Taylor Madison Corp.

                   By:/s/  Lucien  Lallouz
                   --------------------------
                   Name:  Lucien  Lallouz
                   Title:  Chief  Executive  Officer

February  22,  2005